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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 29, 2002
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                                PerkinElmer, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Massachusetts                        1-5075                     04-2052042
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(State or other Juris-            (Commission                  (IRS Employer
diction of Incorporation)         File Number)               Identification No.)


45 William Street, Wellesley, Massachusetts                         02481
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (781) 237-5700


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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     This Current Report on Form 8-K is filed by PerkinElmer, Inc., a
Massachusetts corporation (the "Company"), in connection with the matters described herein.

ITEM 5. OTHER EVENTS.

     On October 29, 2002, the Company announced that it had reclassified the results of its Fluid Sciences business unit as continuing operations. During October 2001, the Company's Board of Directors approved a plan to sell the Fluid Sciences business unit, at which time the business was reflected as a discontinued operation in the Company's consolidated financial statements in accordance with Accounting Principles Board Opinion No. 30, Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB No. 30"). As such, the Company has reclassified the results of its Fluid Sciences business unit into its results from continuing operations.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2002                 PERKINELMER, INC.
                                       (Registrant)



                                       By: /s/ Terrance L. Carlson
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                                          Terrance L. Carlson
                                          Senior Vice President, General Counsel
                                          and Clerk